                                                                    Exhibit 4.16

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.


                            VIVID PUBLISHING, INC.
                            1996 STOCK OPTION PLAN

                       INCENTIVE STOCK OPTION AGREEMENT
                     Four-Year Vesting with One Year Cliff


     Vivid Publishing, Inc., a California corporation (the "Company"), hereby grants an option to purchase shares of its Common Stock (the "Shares") to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Company's 1996 Stock Option Plan (the "Plan").

Date of Option Grant: _________, 199_

Name of Optionee:_______________________________________________________________

Optionee's Social Security Number: ______-______-______

Number of Shares of Common Stock Covered by Option:_____________________________

Exercise Price per Share: $_____________________________________________________

Vesting Start Date:_________________, 199__

_____Check here if Optionee is a 10% owner (so that exercise price must be 110% of fair market value and the Option term will not exceed 5 years).

     By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.

Optionee:_______________________________________________________________________
                                        (Signature)

Company:________________________________________________________________________
                                        (Signature)

        Title:__________________________________________________________________

Attachment
----------

                            VIVID PUBLISHING, INC.
                            1996 STOCK OPTION PLAN

                       INCENTIVE STOCK OPTION AGREEMENT
                     Four-Year Vesting with One Year Cliff

Incentive Stock       This option is intended to be an incentive stock option
Option                under section 422 of the Internal Revenue Code and will be interpreted accordingly.

Exercise and Vesting  This option may be exercised to the extent that Shares have been vested. Beginning on the Vesting Start Date as shown on the cover sheet, the Shares under this option will vest over a four (4) year period at the rate of 1/48th per month, in accordance with the vesting schedule indicated below:

                                                              Portion of
                                                             Shares Vested
                                                             -------------
                      From the Vesting Start Date until          None
                      12 months thereafter

                      At the end of 12 months from the            25%
                      Vesting Start Date

                      For each additional full month of your    1/48th
                      Service to the Company thereafter

                      On the fourth anniversary of the           100%
                      Vesting Start Date

Term Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Option Grant, as shown on the cover sheet. (It will expire earlier if your Service to the Company terminates, as described below.)

Regular               If your Service to the Company terminates for any reason
Termination           except death or Disability, then your option will expire
                      at the close of business at Company headquarters on the 90th day after your termination date.

Death In the event of your death while in Service, then your option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six (6) month period, your estate or heirs may exercise your option.

Disability          If your Service terminates because of your Disability, then your option will expire at the close of business at Company headquarters on the date six (6) months after your termination date.

                    However, for purposes of determining whether your option is entitled to ISO status, unless your Disability satisfies the definition set forth in section 22(e)(3) of the Code (as cited below), ISO status will terminate three (3) months after your termination date.

                    "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

Leaves of Absence   For purposes of this option, your Service does not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law.
                    However, for purposes of determining whether your option is entitled to ISO status, your Service will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or a contract. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work.

                    The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Restrictions on     The Company will not permit you to exercise this option if
Exercise            the issuance of Shares at that time would violate any law or regulation.

Notice of Exercise    When you wish to exercise this option, you must notify the
                      Company by filing the proper notice of exercise form at the address given on the form, a copy of which is attached hereto. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                      If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

Periods of            Any other provision of this Agreement notwithstanding, the
Nonexercisability     Company shall have the right to designate one or more
                      periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this option shall not be exercisable if the Company determines
                      (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this option shall be exercisable.

Form of Payment       When you submit your notice of exercise, you must include
                      payment of the option price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                      . Your personal check, a cashier's check or a money order.

                      . Common Stock which has already been owned by you for any time period specified by the Committee and which is surrendered to the Company. The value of the Stock, determined as of the effective date of the option exercise, will be applied to the option price.

                      . To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Withholding Taxes     You will not be allowed to exercise this option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of Shares acquired upon exercise of this option.

Market Stand-Off      In connection with any underwritten public offering by the
Agreement             Company of its equity securities pursuant to an effective
                      registration statement filed under the Securities Act, including the Company's initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement, not to exceed one hundred eighty (180) days as may be requested by the Company or such underwriters.

                      In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

Restrictions on      By signing this Agreement, you agree not to sell any option
Resale               Shares at a time when applicable laws, regulations or
                     Company or underwriter trading policies prohibit a sale.

                     You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                     In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise to make such representations as are deemed necessary or appropriate by the Company and its counsel as a condition of issuance of the Shares to you by the Company.

The Company's         In the event that you propose to sell, pledge or otherwise
Right of First        transfer to a third party any vested Shares acquired under
Refusal               this Agreement, or any interest in such Shares, the
                      Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer vested Shares acquired under this Agreement, you must give a written notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee (the "Transfer Notice"). The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

                      If the Company fails to exercise its Right of First Refusal before or within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                      The Company's Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable in whole or in part and shall be binding upon any transferee of the Shares.

                      The Company's Right of First Refusal shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock Market.

Transfer of Option    Prior to your death, only you may exercise this option.
                      You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will, or you may designate a beneficiary to exercise this option.

                      Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

No Retention Rights   Your option or this Agreement do not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserve the right to terminate your Service at any time and for any reason.

Shareholder Rights    You, or your estate or heirs, have no rights as a
                      shareholder of the Company until a certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments           In the event of a stock split, a stock dividend or a
                      similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

                           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT
                           TO THE HOLDER HEREOF WITHOUT CHARGE."

                           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED."

Applicable Law        This Agreement will be interpreted and enforced under the
                      laws of the State of California without regard to conflicts of laws provisions thereof.

The Plan and Other    The text of the Plan is incorporated in this Agreement by
Agreements            reference. Certain capitalized terms used in this
                      Agreement are defined in the Plan.

                      This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

                      NOTICE OF EXERCISE OF STOCK OPTION

Vivid Publishing, Inc.
510 Third Street, Suite 200
San Francisco, CA 94107-1814
Attn: Chief Financial Officer

     Re: Exercise of Stock Option to Purchase Shares of Company Stock

Ladies and Gentlemen:

     Pursuant to the Stock Option Agreement dated ________________ , 199_ (the "Stock Option Agreement"), between Vivid Publishing, Inc., a California corporation (the "Company"), and the undersigned, I hereby elect to purchase ______________ shares of the common stock of the Company (the "Shares"), at the price of $ _____________ per Share. My check in the amount of $ _________ is enclosed. The Shares are to be issued in __________ certificate(s) and registered in the name(s) of:


                         -----------------------------


                         -----------------------------

     The undersigned understands there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he/she has received and reviewed the Plan's federal income tax information and consulted with any tax consultants he/she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

     The undersigned acknowledges that he/she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions. The undersigned represents that the Shares are being acquired soley for his/her own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated:
      ----------------------

                                       ----------------------------------------
                                                     (Signature)

                                       ----------------------------------------
                                                  (Please Print Name)

                                       Social Security No.
                                                          ---------------------

                                       ----------------------------------------

                                       ----------------------------------------

                                                                 (Full Address)

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                            VIVID PUBLISHING, INC.
                                1996 STOCK PLAN
                       INCENTIVE STOCK OPTION AGREEMENT
              (Monthly Vesting over Four Years with 90-Day Cliff)

VIVID PUBLISHING, INC., a California corporation (the "Company"), hereby grants an option to purchase Shares of its common stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Company's 1996 Stock Plan (the "Plan").

Date of Option Grant:
                                     -------------------------------------------
Name of Optionee:
                                     -------------------------------------------
Optionee's Social Security Number:
                                     -------------------------------------------
Number of Shares of
Common Stock Covered by Option:
                                     -------------------------------------------
Exercise Price per Share:
                                     -------------------------------------------
Vesting Start Date:
                                     -------------------------------------------

Vesting Schedule:                    Subject to the terms set forth in the
                                     attached Agreement, your right to exercise this option vests monthly beginning on the Vesting Start Date, as shown above;
                                     provided, however, no portion of this
                                     option may be exercised prior to the
                                     expiration of 90 days from the Date of
                                     Grant, as shown on this cover sheet. The number of Shares which may be purchased under this option by you at the Purchase
                                     Price shall be equal to the difference
                                     between (i) the product (rounded to the
                                     nearest integer) of the number of full
                                     months of your continuous employment with the Company (including all days of any approved leaves of absence) from the Vesting Starting Date times the number of Shares covered by this option times
                                     .020833333333, minus (ii) the number of
                                     Shares purchased pursuant to this Option prior to such exercise. The resulting number of Shares will be rounded to the nearest whole number. No additional Shares will vest after your Company service has terminated for any reason.

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.

Optionee:
          ----------------------------------------------------------------------
                                       (Signature)
Company:
          ----------------------------------------------------------------------
                                       (Signature)


          ----------------------------------------------------------------------
                                         (Title)
Attachment

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED


                            VIVID PUBLISHING, INC.
                                1996 STOCK PLAN
                       INCENTIVE STOCK OPTION AGREEMENT


Incentive Stock Option

This option is intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

Vesting

Your right to exercise this option vests according to the schedule on the cover sheet. Notwithstanding anything to the contrary in this Agreement, the vesting of this option is conditioned upon the Company obtaining a written waiver from the Leap Group ("Leap") of any anti-dilution provisions in Leap's favor set forth in the promissory note of the Company issued to Leap on February 8, 1997, which provisions might otherwise be triggered by this option. In the event that Leap refuses in writing to provide such waiver, or otherwise attempts to assert such anti-dilution rights, this option will automatically and immediately become rescinded, null and void.

Term

Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Company service terminates, as described below.)

Termination

If your service as an employee of the Company (or any subsidiary) is terminated without cause, then your option will expire at the close of business at Company headquarters on the 60th day after your termination date. If your service as an employee of the Company (or any subsidiary) is Terminated for Cause, then your option, including the vested portion of your option, if any, will terminate immediately. Notwithstanding anything else in this Agreement to the contrary, in the event that you cease to be employed by the Company within one year from the Date of Grant for any reason all rights to purchase shares under this option shall immediately terminate.

Death

If you die as an employee of the Company (or any subsidiary), then your option will expire at the close of business at Company headquarters on the date 12 months after the date of death. During that 12 month period, your estate or heirs may exercise the vested portion of your option.

Disability

If your service as an employee of the Company (or any subsidiary) terminates because of your Disability, then your option will expire at the close of business at Company headquarters on the date 6 months after your termination date.

"Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

Leaves of Absence

For purposes of this option, your service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether your option is entitled to ISO status, your serve will be treated as terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your service terminates in any event when the approved leave ends unless you immediately return to active work.

The Company determines which leaves count for this purpose, and when your service terminates for all purposes under the Plan.

Restrictions on Exercise

The Company will not permit you to exercise this option if the issuance of Shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

Periods of Nonexercisability

Any other provision of this Agreement notwithstanding, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this option shall be exercisable.

Form of Payment

When you submit your notice of exercise, you must include payment of the option price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

     (i) Your personal check, a cashier's check or a money order.

     (ii) common Shares which have already been owned by you for any time period specified by the Committee and which are surrendered to the Company. The value of the Shares determined as of the effective date of the option exercise, will be applied to the option price.

     (iii) To the extent that a public market for the Shares exists as determined by the Company by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Withholding Taxes

You will not be allowed to exercise this option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of shares acquired upon exercise of this option and the sale of the shares.

Restrictions on Resale

By signing this Agreement, you agree not to sell any option Shares at a time when applicable laws, regulations or Company or underwriter trading policies prohibit a sale. You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof. In the event that the sale of Shares under the Plan is not registered under the Securities Act of 1933 but an exemption is available which requires an investment representation or other representation, you shall represent and agree al the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Company's Right of First Refusal

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection shall be freely assignable, in whole or in part. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

The Company's Right of first Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

The Company's Right of First Refusal shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market.

Transfer of Option

Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

Retention Rights

Your option or this Agreement do not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserve the right to terminate your service at any time and for any reason.

Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments

In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends

All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE."

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

You agree that in order to ensure compliance with the restrictions referred to above, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

Lock-Up Agreement

You agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) you further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

Applicable Law

This Agreement will be interpreted and enforced under the laws of the State of California.

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. Certain capitalized teens used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.


                            VIVID PUBLISHING, INC.
                            1996 STOCK OPTION PLAN

                       INCENTIVE STOCK OPTION AGREEMENT
                                 30 Day Cliff


     Vivid Publishing, Inc., a California corporation (the "Company"), hereby grants an option to purchase shares of its Common Stock (the "Shares") to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Company's 1996 Stock Option Plan (the "Plan").

Date of Option Grant: _________, 199_

Name of Optionee:_______________________________________________________________

Optionee's Social Security Number: ______-______-______

Number of Shares of Common Stock Covered by Option:_____________________________

Exercise Price per Share: $_____________________________________________________

Vesting Start Date:_________________, 199__

_____Check here if Optionee is a 10% owner (so that exercise price must be 110% of fair market value and the Option term will not exceed 5 years).

     By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.

Optionee:_______________________________________________________________________
                                        (Signature)


Company:________________________________________________________________________
                                        (Signature)

        Title:__________________________________________________________________

Attachment
----------

                             VIVID PUBLISHING, INC.
                             1996 STOCK OPTION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT
                     Four-Year Vesting with One Year Cliff

Incentive Stock          This option is intended to be an incentive stock option
Option                   under section 422 of the Internal Revenue Code and will
                         be interpreted accordingly.

Exercise and Vesting     This option may be exercised only to the extent that
                         Shares have been vested. The Shares under this option will vest in their entirety thirty (30) days following the Vesting Start Date as shown on the cover sheet, in accordance with the vesting schedule indicated below:

                                                                    Portion of
                                                                  Shares Vested
                                                                  -------------
                           From the Vesting Start Date until 30       None
                           days thereafter

                           At the end of 30 days from the Vesting     100%
                           Start Date

Term Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Option Grant, as shown on the cover sheet. (It will expire earlier if your Service to the Company terminates, as described below.)

Regular                  If your Service to the Company terminates for any
Termination              reason except death or Disability, then your option
                         will expire at the close of business at Company headquarters on the 90th day after your termination date.

Death In the event of your death while in Service, then your option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six (6) month period, your estate or heirs may exercise your option.

Disability               If your Service terminates because of your Disability,
                         then your option will expire at the close of business at Company headquarters on the date six (6) months after your termination date.

                         However, for purposes of determining whether your option is entitled to ISO status, unless your Disability satisfies the definition set forth in section 22(e)(3) of the Code (as cited below), ISO status will terminate three (3) months after your termination date.

                         "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

Leaves of Absence        For purposes of this option, your Service does not
                         terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether your option is entitled to ISO status, your Service will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or a contract. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work.

                         The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Restrictions on          The Company will not permit you to exercise this option
Exercise                 if the issuance of Shares at that time would violate
                         any law or regulation.

Notice of Exercise       When you wish to exercise this option, you must notify
                         the Company by filing the proper notice of exercise form at the address given on the form, a copy of which is attached hereto. Your notice must specify how many
                         Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                         If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

Periods of               Any other provision of this Agreement notwithstanding,
Nonexercisability        the Company shall have the right to designate one or
                         more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act of 1933, as amended (the "Securities
                         Act") or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this option shall be exercisable.

 Form of Payment         When you submit your notice of exercise, you must
                         include payment of the option price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                         . Your personal check, a cashier's check or a money order.

                         . Common Stock which has already been owned by you for any time period specified by the Committee and which is surrendered to the Company. The value of the Stock, determined as of the effective date of the option exercise, will be applied to the option price.

                         . To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Withholding Taxes        You will not be allowed to exercise this option unless
                         you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of Shares acquired upon exercise of this option.

Market Stand-Off         In connection with any underwritten public offering by
Agreement                the Company of its equity securities pursuant to an
                         effective registration statement filed under the Securities Act, including the Company's initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement, not to exceed one hundred eighty (180) days as may be requested by the Company or such underwriters.

                         In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

Restrictions on          By signing this Agreement, you agree not to sell any
Resale                   option Shares at a time when applicable laws,
                         regulations or Company or underwriter trading policies prohibit a sale.

                         You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                         In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise to make such representations as are deemed necessary or appropriate by the Company and its counsel as a condition of issuance of the Shares to you by the Company.

The Company's            In the event that you propose to sell, pledge or
Right of First           otherwise transfer to a third party any vested Shares
Refusal                  acquired under this Agreement, or any interest in such
                         Shares, the Company shall have the "Right of First
                         Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer vested Shares acquired under this Agreement, you must give a written notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee (the "Transfer
                         Notice"). The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

                         If the Company fails to exercise its Right of First Refusal before or within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                         The Company's Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable in whole or in part and shall be binding upon any transferee of the Shares.

                         The Company's Right of First Refusal shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock Market.

Transfer of Option       Prior to your death, only you may exercise this option.
                         You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid.
                         You may, however, dispose of this option in your will, or you may designate a beneficiary to exercise this option.

                         Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

No Retention Rights      Your option or this Agreement do not give you the right
                         to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserve the right to terminate your Service at any time and for any reason.

Shareholder Rights       You, or your estate or heirs, have no rights as a
                         shareholder of the Company until a certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments              In the event of a stock split, a stock dividend or a
                         similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

                               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

                               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED."

Applicable Law           This Agreement will be interpreted and enforced under
                         the laws of the State of California without regard to conflicts of laws provisions thereof.

The Plan and Other       The text of the Plan is incorporated in this Agreement
Agreements               by reference. Certain capitalized terms used in this
                         Agreement are defined in the Plan.

                         This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

   By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

                      NOTICE OF EXERCISE OF STOCK OPTION


Vivid Publishing, Inc.
510 Third Street, Suite 200
San Francisco, CA 94107-1814
Attn: Chief Financial Officer

     Re:  Exercise of Stock Option to Purchase Shares of Company Stock

Ladies and Gentlemen:

     Pursuant to the Stock Option Agreement dated________, 199_ (the "Stock Option Agreement"), between Vivid Publishing, Inc., a California corporation (the "Company"), and the undersigned, I hereby elect to purchase________shares of the common stock of the Company (the "Shares"), at the price of $________ per Share. My check in the amount of $___________ is enclosed. The Shares are to be issued in _____ certificate(s) and registered in the name(s) of:

                             ---------------------

                             ---------------------

     The undersigned understands there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he/she has received and reviewed the Plan's federal income tax information and consulted with any tax consultants he/she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

     The undersigned acknowledges that he/she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions. The undersigned represents that the Shares are being acquired solely for his/her own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated:_______________________


                                           -------------------------------------
                                                         (Signature)

                                           -------------------------------------
                                                      (Please Print Name)

                                           Social Security No.
                                                              ------------------

                                           -------------------------------------

                                           -------------------------------------

                                                                  (Full Address)

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                            VIVID PUBLISHING, INC.
                                1996 STOCK PLAN
                      NONSTATUTORY STOCK OPTION AGREEMENT
                                 (Fully Vested)

VIVID PUBLISHING, INC., a California corporation (the "Company"), hereby grants an option to purchase Shares of its common stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Company's 1996 Stock Plan (the "Plan").

Date of Option Grant:                  __

Name of Optionee:                      __

Optionee's Social Security Number:

Number of Shares of
Common Stock Covered by Option:        __

Exercise Price per Share:              __

Vesting Schedule:                      Subject to the terms set forth in the
                                       attached Agreement, your right to
                                       exercise this option is fully vested as
                                       of the Date of Option Grant.

  By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.


Optionee:
                                       (Signature)

Company:
                                       (Signature)


                                       (Title)
Attachment

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED

                            VIVID PUBLISHING, INC.
                                1996 STOCK PLAN
                      NONSTATUTORY STOCK OPTION AGREEMENT


Nonstatutory Stock Option

This option is not intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.


Vesting

Your right to exercise this option is fully vested as of the Date of Option Grant as shown on the cover sheet. However, notwithstanding anything to the contrary in this Agreement, the vesting of this option is conditioned upon the Company obtaining a written waiver from the Leap Group ("Leap") of any anti-dilution provisions in Leap's favor set forth in the promissory note of the Company issued to Leap on February 8, 1997, which provisions might otherwise be triggered by this option. In the event that Leap refuses in writing to provide such waiver, or otherwise attempts to assert such anti-dilution rights, this option will automatically and immediately become rescinded, null and void.


Term

Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Company service terminates, as described below.)


Termination

If your service as an employee of the Company (or any subsidiary) is terminated without cause, then your option will expire on the later of the close of business at Company headquarters on the 60th day (i) after your termination date or (ii) after the Company has obtained the written waiver from Leap described in "Vesting" above. If your service as an employee of the Company (or any subsidiary) is Terminated for Cause, then your option, including the vested portion of your option, if any, will terminate immediately. Notwithstanding anything else in this Agreement to the contrary, in the event that you cease to be employed by the Company within one year from the Date of Grant for any reason all rights to purchase shares under this option shall immediately terminate.


Death

If you die as an employee of the Company (or any subsidiary), then your option will expire at the close of business at Company headquarters on the date 12 months after the date of death. During that 12 month period, your estate or heirs may exercise the vested portion of your option.

Disability

If your service as an employee of the Company (or any subsidiary) terminates because of your Disability, then your option will expire at the close of business at Company headquarters on the date 6 months after your termination date.

"Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.


Leaves of Absence

For purposes of this option, your service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether your option is entitled to ISO status, your service will be treated as terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your service terminates in any event when the approved leave ends unless you immediately return to active work.

The Company determines which leaves count for this purpose, and when your service terminates for all purposes under the Plan.


Restrictions on Exercise

The Company will not permit you to exercise this option if the issuance of Shares at that time would violate any law or regulation.


Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.


Periods of Nonexercisability

Any other provision of this Agreement notwithstanding, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this option shall be exercisable.

Form of Payment

When you submit your notice of exercise, you must include payment of the option price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

     (i)    Your personal check, a cashier's check or a money order.

     (ii) common Shares which have already been owned by you for any time period specified by the Committee and which are surrendered to the Company. The value of the Shares determined as of the effective date of the option exercise, will be applied to the option price.

     (iii) To the extent that a public market for the Shares exists as determined by the Company by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.


Withholding Taxes

You will not be allowed to exercise this option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of shares acquired upon exercise of this option and the sale of the shares.


Restrictions on Resale

By signing this Agreement, you agree not to sell any option Shares at a time when applicable laws, regulations or Company or underwriter trading policies prohibit a sale. You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof. In the event that the sale of Shares under the Plan is not registered under the Securities Act of 1933 but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.


The Company's Right of First Refusal

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection shall be freely assignable, in whole or in part. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

The Company's Right of First Refusal shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market.


Transfer of Option

Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.


Retention Rights

Your option or this Agreement do not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserve the right to terminate your service at any time and for any reason.


Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.


Adjustments

In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.


Legends

All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE."

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

You agree that, in order to ensure compliance with the restrictions referred to above, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.


Lock-Up Agreement

You agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) you further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.


Applicable Law

This Agreement will be interpreted and enforced under the laws of the State of California.


The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.